Supplement dated November 9, 2023
to the Prospectus and Summary Prospectus, as supplemented (as applicable), of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Acorn International®	5/1/2023
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Service with the Fund Since
Simon Haines, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Nitisha Bosamia, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Charlotte Friedrichs, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
The rest of the section remains unchanged.
The fifth and sixth paragraphs under the caption "Primary Service Provider Contracts - The Investment Manager” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
The Investment Manager and its investment advisory affiliates, including Columbia Management and Threadneedle International Limited (Threadneedle) (Participating Affiliates), around the world may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management and proxy voting) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Fund and other accounts of the Investment Manager either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Fund's compliance policies and procedures, provide services to the Fund.
The rest of the section remains unchanged.
The portfolio manager information under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Service with the Fund Since
Simon Haines, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Nitisha Bosamia, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Charlotte Friedrichs, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Mr. Haines joined Threadneedle, a Participating Affiliate, in 1999. Mr. Haines began his investment career in 1999 and earned a degree in biology from Oxford University.
Ms. Bosamia joined Threadneedle, a Participating Affiliate, through the acquisition of BMO GAM (EMEA) in 2021, having previously been with BMO since 2015. Ms. Bosamia began her investment career in 2013 and earned a Bachelor’s degree in Economics (Hons) from Durham University.
Ms. Friedrichs joined Threadneedle, a Participating Affiliate, in 2023. Previously, Ms. Friedrichs worked for seven years as an equity research analyst at Berenberg Bank. Ms. Friedrichs began her investment career in 2015 and earned a MPhil in Economics from the University of Oxford.
The rest of the section remains unchanged.
Shareholders should retain this Supplement for future reference.
SUP111_12_009_(11/23)